Exhibit 10.11

AMENDMENT TO EMPLOYMENT AGREEMENT

                THIS AMENDMENT TO THE EMPLOYMENT AGREEMENT is made effective as of February 6, 2006, by and between Duratek, Inc., a Delaware corporation (the “Company”) and the undersigned (“Employee”).

Recitals:

A.            Employee and the Company entered into an employment agreement effective as of June 3, 2002 (the “Employment Agreement”); and

B.            Employee and the Company wish to amend the terms of the Employment Agreement in this Agreement.

Agreement:

NOW, THEREFORE, in consideration of the agreements contained herein and of such other good and valuable consideration, the sufficiency of which Employee acknowledges, the Company and the Employee, intending to be legally bound, hereby agree that the Employment Agreement is hereby amended in the following respects:

1.             A new sentence is added to the end of section 8(e) to read as follows:

                                “Notwithstanding anything in this Section 8(e) to the contrary, this Section 8(e) shall not apply to a termination of the Employee’s employment that occurs within twelve (12) months after a Change of Control.”

2.             Amendment and Waiver.  The provisions of this Amendment may be amended and waived only with the prior written consent of the parties hereto.

3.             Complete Agreement.  The Employment Agreement, as amended by this Amendment, contains the entire agreement and understanding between the Company and Employee with respect to Employee’s employment and supersedes all employment agreements, whether written or oral, relating to Employee’s employment with the Company.

4.             Effect of the Amendment on Employment Relationship.  Nothing in this Amendment shall be construed as conferring upon the Employee any right to continue in the employ of (or otherwise provide services to) the Company, or to limit in any respect the right of the Company to terminate the Employee’s employment or other relationship with the Company at any time.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the date first written above.

DURATEK, INC.

By:		/s/ Robert E. Prince
Robert E. Prince
President/CEO

Agreed and Accepted:

By:	/s/ C. Paul Deltete
NAME: C. Paul Deltete